Exhibit 10.3

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”), dated as of August [●], 2025, is made by and among Viper Energy, Inc., a Delaware corporation (“Old Viper”), New Cobra Pubco, Inc., a Delaware corporation and wholly owned subsidiary of Old Viper (“New Viper”), and [●], a [●] (“Counterparty”). Old Viper, New Viper and Counterparty are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, Old Viper and Counterparty are party to that certain [●] (the “Assigned Contract”);

WHEREAS, Old Viper and New Viper are party to that certain Agreement and Plan of Merger, by and among Old Viper, Viper Energy Partners LLC (“Viper Opco”), a Delaware limited liability company, New Viper, Cobra Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of New Viper (“Viper Merger Sub”), Scorpion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of New Viper, Sitio Royalties Corp., a Delaware corporation, and Sitio Royalties Operating Partnership, LP, a Delaware limited partnership, dated as of June 2, 2025 (the “Merger Agreement”),

WHEREAS, pursuant to the Merger Agreement, Viper Merger Sub shall merge with and into Old Viper, with Old Viper continuing as the surviving corporation (the “Viper Merger”)

WHEREAS, as of the effective time of the Viper Merger (the “Effective Time”), New Viper shall, among other things, become the parent company of Old Viper;

WHEREAS, in connection with the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Old Viper desires to assign, transfer and convey to New Viper all of its right, title and interest in and to the Assigned Contract; and

WHEREAS, New Viper desires to accept such assignment, transfer and conveyance and assume Old Viper’s obligations under the Assigned Contract as of the Effective Time.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

1.

Assignment. Effective as of the Effective Time, Old Viper hereby assigns, transfers and conveys to New Viper all of Old Viper’s right, title, benefit, privilege and interest in, to and under the Assigned Contract.

2.

Assumption. Effective as of the Effective Time, New Viper hereby accepts and assumes the Assigned Contract and all liabilities and obligations arising out of, relating to or resulting from the Assigned Contract.

3.	Governing Law; Jurisdiction; Waiver of Jury Trial. Section [●] of the Assigned Contract is incorporated by reference herein, mutatis mutandis.

4.

Counterparts. This Agreement may be executed in one or more counterparts (each of which will be deemed to be an original copy and all of which taken together shall constitute one instrument) and delivered by electronic means.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

VIPER ENERGY, INC.

By:
Name:
Title:

NEW COBRA PUBCO, INC.

By:
Name:
Title:

[COUNTERPARTY]

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]